Exhibit 8.1

Xenova Group plc

List of Subsidiaries


SUBSIDIARY                           PRINCIPAL ACTIVITY                 COUNTRY OF INCORPORATION

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HELD DIRECTLY:
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Xenova Limited                       Development of pharmaceutical      England and Wales
                                     products
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Oncocene Limited (formerly Cantab    Holding                            England and Wales
Pharmaceuticals Limited)
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Xenova KS Limited                    Holding                            England and Wales

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MetaXen LLC                          Dormant                            USA (Delaware)
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Xenova Inc                           Dormant                            USA (Delaware)
---------------------------------------------------------------------------------------------------------.
HELD INDIRECTLY:
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Xenova Research Limited              Dormant                            England and Wales
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Xenova Biomedix Limited              Dormant                            England and Wales
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KS Avicenna Inc                      Dormant                            Canada
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KS Canada Inc                        Holding                            Canada
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KS Canada Holdings Inc               Holding                            Canada
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Phogen Limited (Joint venture)       Involved with the development of   England and Wales
                                     novel drug candidates
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Discerna Limited (Joint venture)     Research and Development           England and Wales
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